Exhibit 99.1

FOR IMMEDIATE RELEASE

FirstMerit Corporation
Analysts: Thomas O’Malley/Investor Relations Officer
Phone: 330.384.7109
Media Contact: Robert Townsend/Media Relations Officer
Phone: 330.384.7075

FirstMerit Reports Third Quarter 2012 EPS of $0.32 Per Share
Quarterly Highlights include:

•	Sustained profitability: 54th consecutive quarter of profitability

•	Continued organic growth: Average commercial noncovered loan growth of $169.4 million, or 3.21%, from prior quarter; average core deposit growth of $126.8 million, or 1.28%, from prior quarter

•	Strong balance sheet: Strong tangible common equity ratio increased to 8.18% from 8.01% in the prior quarter.

Akron, Ohio (October 23, 2012) - FirstMerit Corporation (Nasdaq: FMER) reported third quarter 2012 net income of $35.0 million, or $0.32 per diluted share. This compares with $30.6 million, or $0.28 per diluted share, for the second quarter 2012 and $31.7 million, or $0.29 per diluted share, for the third quarter 2011.

Returns on average common equity (“ROE”) and average assets (“ROA”) for the third quarter 2012 were 8.60% and 0.94%, respectively, compared with 7.69% and 0.84%, respectively, for the second quarter 2012 and 8.02% and 0.86%, respectively, for the third quarter 2011.

“Our strong results in the third quarter reflect our continued focus on banking fundamentals in the face of ongoing industry challenges including a low-interest environment and slow economic recovery. Our financial strength and stability support continued geographic growth. To that point, we announced this quarter our intention to acquire Citizens Republic Bancorp ("Citizens") in Michigan. We anticipate this transaction will close in the second quarter of 2013, subject to the receipt of regulatory approvals and other closing conditions, and at that time we look to become the bank of choice throughout the Upper Midwest, across the five contiguous states of Pennsylvania, Ohio, Michigan, Illinois and Wisconsin,” said Paul G. Greig, chairman, president and CEO, FirstMerit Corporation.

“Noncovered commercial loan growth was very strong this quarter in both our Chicago and legacy Ohio markets.  Additionally, progress on our efficiency initiative is reflected in our lower operating expense levels and improved efficiency ratio compared against both prior and year ago quarterly periods,“ said Greig.

FirstMerit Corporation Reports Third Quarter 2012 EPS Results

Net interest margin was 3.66% for the third quarter of 2012 compared with 3.77% for the second quarter of 2012 and 3.75% for the third quarter of 2011. The net interest margin compressed 11 basis points compared with the second quarter of 2012 due to reductions in overall loan and investment portfolio yields.  Reductions in deposit costs and a favorable mix shift did not offset the downward pressure on earning asset yields in this persistent low rate environment.

Average noncovered loans during the third quarter of 2012 increased $244.4 million, or 3.08%, compared with the second quarter of 2012 and increased $702.2 million, or 9.38%, compared with the third quarter of 2011. Average noncovered commercial loans increased $169.4 million, or 3.21%, compared with the prior quarter, and increased $567.7 million, or 11.64%, compared with the year ago quarter. The average consumer loan portfolio grew for the fifth consecutive quarter, increasing $65.3 million, or 2.52%, compared to the prior quarter, and $102.8 million, or 4.03%, compared with the year ago quarter.

Average deposits were $11.6 billion during the third quarter of 2012, an increase of $36.6 million, or 0.32%, compared with the second quarter of 2012, and an increase of $144.2 million, or 1.26%, compared with the third quarter of 2011. During the third quarter 2012, average core deposits, which exclude time deposits, increased $126.8 million, or 1.28%, compared with the second quarter 2012 and increased $715.6 million, or 7.66%, compared with the third quarter 2011. Average time deposits decreased $90.1 million, or 5.57%, and decreased $571.4 million, or 27.21%, respectively, over prior and year-ago quarters. The Corporation continues to emphasize growth in lower cost core deposit products and decrease its reliance on certificates of deposit accounts to support balance sheet growth.   For the third quarter of 2012, average core deposits accounted for 86.82% of total average deposits, compared with 85.99% for the second quarter of 2012 and 81.66% for the third quarter of 2011.

Average investments decreased $4.3 million, or 0.12%, compared with the second quarter of 2012 and increased $17.5 million, or 0.48% compared with the third quarter of 2011.

Net interest income on a fully tax-equivalent (“FTE”) basis was $120.7 million in the third quarter 2012 compared with $121.7 million in the second quarter of 2012 and $121.8 million in the third quarter of 2011.

Noninterest income, excluding gains on securities transactions of $0.6 million, for the third quarter of 2012 was $54.4 million, a decrease of $0.4 million, or 0.70%, from the second quarter of 2012 and a decrease of $2.0 million, or 3.54%, from the third quarter of 2011. The decrease in noninterest income from the second quarter of 2012 was attributable to a decrease of $2.6 million in gains on covered loans paid in full partially offset by increased loan sales and servicing income of $2.1 million. The decrease in noninterest income from the third quarter of 2011 was attributable a decline in service charges on deposits of $3.2 million as a result of regulatory revisions to overdraft fee policies which took effect in the fourth quarter of 2011 and a decline in credit card fees of $2.6 million as a result of the implementation of the Durbin Interchange Amendment in the fourth quarter of 2011. These declines in income were partially offset by an increase in loans sales and servicing income of $3.8 million resulting from an increase in mortgage loan originations and refinancings activity due to a decrease in interest rates in 2012.

Other income, net of $0.6 million in securities gains, as a percentage of net revenue for the third quarter of 2012 was 31.05% compared with 31.03% for second quarter of 2012 and 31.64% for the third quarter of 2011. Net revenue is defined as net interest income, on an FTE basis, plus other income, less gains from securities sales.

FirstMerit Corporation Reports Third Quarter 2012 EPS Results

Noninterest expense for the third quarter of 2012 was $108.6 million, a decrease of $10.5 million, or 8.81%, from the second quarter of 2012, which included $8.9 million in one-time charges related to the Efficiency Initiative announced in the prior quarter, and a decrease of $7.4 million, or 6.36%, from the third quarter of 2011. Other one-time charges incurred in the third quarter of 2012 included $0.5 million associated with costs of closing eight full service branches and $1.1 million of professional and legal fees associated with the proposed acquisition of Citizens. The Corporation demonstrated significant ongoing progress in reducing operating expenses in response to the challenging industry environment.

During the third quarter of 2012, the Corporation reported an efficiency ratio of 61.75%, compared with 67.21% for the second quarter of 2012 and 64.78% for the third quarter of 2011. Excluding the $8.9 million in one-time charges related to the Efficiency Initiative announced in the prior quarter, the reported efficiency ratio for the second quarter of 2012 would be 62.15%.

As a result of guidance from the Office of the Comptroller of the Currency ("OCC"), $10.6 million of consumer loans were identified as troubled debt restructurings whereby the borrower's obligation to the Corporation has been discharged in bankruptcy and the borrower has not reaffirmed the debt. These loans were reclassified from performing loans to nonaccrual status and consisted of $6.7 million of first mortgages, $1.0 million of junior liens and $2.9 million of automobile loans, and net loan charge-offs of $2.8 million were recognized.

Net charge-offs of noncovered loans totaled $14.9 million, or 0.72% of average noncovered loans in the third quarter of 2012, including $2.8 million in charge-offs relating to the aforementioned troubled debt restructured loans, compared with $8.8 million, or 0.44% of average noncovered loans, in the second quarter 2012 and $14.6 million, or 0.77% of average noncovered loans, in the third quarter of 2011.

Nonperforming assets totaled $64.1 million at September 30, 2012, an increase of $3.0 million, or 4.87%, compared with June 30, 2012 and a decrease of $26.0 million, or 28.89%, compared with September 30, 2011. The increase in nonperforming assets in the third quarter is a result of the $10.6 million in loans noted above. Excluding the impact of the OCC guidance, nonperforming assets decreased $7.6 million or 12.44% compared with June 30, 2012 and $36.6 million or 40.63% compared with September 30, 2011. Nonperforming assets at September 30, 2012 represented 0.77% of period-end noncovered loans plus noncovered other real estate compared with 0.75% at June 30, 2012 and 1.18% at September 30, 2011.

The allowance for noncovered loan losses totaled $98.9 million at September 30, 2012, down from $103.8 million at June 30, 2012. At September 30, 2012, the allowance for noncovered loan losses was 1.19% of period-end noncovered loans compared with 1.28% at June 30, 2012 and 1.43% at September 30, 2011. The allowance for credit losses is the sum of the allowance for noncovered loan losses and the reserve for unfunded lending commitments. For comparative purposes the allowance for credit losses was 1.26% of period-end noncovered loans at September 30, 2012, compared with 1.35% at June 30, 2012 and 1.51% at September 30, 2011. The allowance for credit losses to nonperforming noncovered loans was 208.11% at September 30, 2012, compared with 234.57% at June 30, 2012 and 170.16% at September 30, 2011.

The Corporation's total assets at September 30, 2012 were $14.6 billion, an increase of $7.5 million, or 0.05%, compared with June 30, 2012 and a decrease of $59.4 million, or 0.40%, compared with September 30, 2011.

Total deposits were $11.5 billion at September 30, 2012, a decrease of $83.4 million, or 0.72%,

FirstMerit Corporation Reports Third Quarter 2012 EPS Results

from June 30, 2012 and an increase of $136.3 million, or 1.20%, from September 30, 2011. Core deposits totaled $10.1 billion at September 30, 2012, an increase of $18.3 million, or 0.18% from June 30, 2012 and an increase of $0.6 billion, or 6.38%, from September 30, 2011.

Shareholders' equity was $1.6 billion at September 30, 2012, June 30, 2012 and September 30, 2011, respectively. The Corporation maintained a strong capital position as tangible common equity to assets was 8.18% at September 30, 2012, compared with 8.01% at June 30, 2012 and 7.75% at September 30, 2011. The common cash dividend per share paid in the third quarter 2012 was $0.16.
Third Quarter 2012 Conference Call

FirstMerit (Nasdaq: FMER) senior management will host an earnings conference call today at 11:00 a.m. (Eastern Time) to provide an overview of third quarter results and highlights. To participate in the conference call, please dial (888) 693-3477 ten minutes before start time and provide the reservation number: 39956933. A replay of the conference call will be available at approximately 2:00 p.m. (Eastern Time) on October 23, 2012 through November 6, 2012 by dialing (855) 859-2056, and entering the PIN: 39956933. The Corporation will provide a slide presentation, which management will speak to during the conference call. A copy of the presentation will be available prior to the earnings conference call at https://www.firstmerit.com/personal/investors.aspx; click on the Presentations link to access the slide presentation.
About FirstMerit Corporation
FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of $14.6 billion as of September 30, 2012 and 196 banking offices and 204 ATM locations in Ohio, Western Pennsylvania, and Chicago, Illinois areas. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal affiliates include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd. and FirstMerit Community Development Corporation.
Subsequent Events
The Corporation is required under generally accepted accounting principles to evaluate subsequent events through the filing of its consolidated financial statements for the quarter ended September 30, 2012 on Form 10-Q. As a result, the Corporation will continue to evaluate the impact of any subsequent events on critical accounting assumptions and estimates made as of September 30, 2012 and will adjust amounts preliminarily reported, if necessary.
Forward-Looking Statements
This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Corporation, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Corporation's business, success of the Corporation's efforts to reduce operating expenses, competitive pressures, changes in accounting, tax or regulatory practices or requirements, the Corporation's ability to successfully complete the proposed acquisition of Citizens and those risk factors detailed in the Corporation's periodic reports and registration statements filed with the Securities and

FirstMerit Corporation Reports Third Quarter 2012 EPS Results

Exchange Commission. The Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

Additional Information and Where to Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between FirstMerit and Citizens, FirstMerit will file with the U.S. Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement of FirstMerit and Citizens that also constitutes a prospectus of FirstMerit. FirstMerit and Citizens will deliver the joint proxy statement/prospectus to their respective shareholders. FirstMerit and Citizens urge investors and shareholders to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available, as well as other documents filed with the SEC, because they will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov). You may also obtain these documents, free of charge, from FirstMerit's website (www.firstmerit.com) under the heading “Investors” and then under the heading “Publications and Filings.” You may also obtain these documents, free of charge, from Citizens' website (www.citizensbanking.com) under the tab “Investors” and then under the heading “Financial Documents” and then under the heading “SEC Filings.”

Participants in the Merger Solicitation

FirstMerit, Citizens, and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from FirstMerit and Citizens shareholders in favor of the merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of FirstMerit and Citizens shareholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about FirstMerit's executive officers and directors in its definitive proxy statement filed with the SEC on March 8, 2012. You can find information about Citizens' executive officers and directors in its definitive proxy statement filed with the SEC on March 12, 2012. Additional information about FirstMerit's executive officers and directors and Citizens' executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from FirstMerit and Citizens using the contact information above.

FirstMerit Corporation Reports Third Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Consolidated Financial Highlights
(Unaudited)			Quarters
(Dollars in thousands)	2012	2012	2012	2011	2011
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr
EARNINGS
Net interest income FTE (a)	$120,741	$121,689	$121,428	$123,598	$121,788
Provision for noncovered loan losses	9,965	8,766	8,129	12,275	14,604
Provision for covered loan losses	6,214	3,430	5,932	2,773	4,768
Other income	54,925	55,301	51,726	59,737	60,772
Other expenses	108,587	119,077	113,768	123,874	115,957
FTE adjustment (a)	2,851	2,766	2,641	2,632	2,396
Net income	34,953	30,585	30,344	30,496	31,737
Diluted EPS	0.32	0.28	0.28	0.28	0.29
PERFORMANCE RATIOS
Return on average assets (ROA)	0.94%	0.84%	0.84%	0.83%	0.86%
Return on average common equity (ROE)	8.60%	7.69%	7.72%	7.70%	8.02%
Net interest margin FTE (a)	3.66%	3.77%	3.78%	3.85%	3.75%
Efficiency ratio	61.75%	67.21%	65.52%	69.46%	64.78%
Number of full-time equivalent employees	2,733	2,789	2,997	3,018	3,016
MARKET DATA
Book value/common share	$14.82	$14.60	$14.51	$14.33	$14.38
Period-end common share mkt value	14.71	16.51	16.86	15.13	11.36
Market as a % of book	99%	113%	116%	106%	79%
Cash dividends/common share	$0.16	$0.16	$0.16	$0.16	$0.16
Common stock dividend payout ratio	50.00%	57.14%	57.14%	57.14%	55.17%
Average basic common shares	109,645	109,562	109,211	109,249	109,245
Average diluted common shares	109,645	109,562	109,211	109,249	109,246
Period end common shares	109,653	109,641	109,187	109,251	109,247
Common shares repurchased	6	111	69	7	10
Common stock market capitalization	$1,612,996	$1,810,173	$1,840,893	$1,652,968	$1,241,046
ASSET QUALITY (excluding covered loans)
Gross charge-offs	$20,999	$15,014	$17,417	$18,984	$20,014
Net charge-offs	14,872	8,766	11,979	13,763	14,604
Allowance for noncovered loan losses	98,942	103,849	103,849	107,699	109,187
Reserve for unfunded lending commitments	5,760	5,666	5,410	6,373	6,360
Nonperforming assets (NPAs) (b)	64,055	61,080	67,933	81,094	90,075
Net charge-offs/average loans ratio (b)	0.72%	0.44%	0.62%	0.71%	0.77%
Allowance for noncovered loan losses/period-end loans (b)	1.19%	1.28%	1.32%	1.39%	1.43%
Allowance for credit losses/period-end loans (b)	1.26%	1.35%	1.39%	1.47%	1.51%
NPAs/loans and other real estate (b)	0.77%	0.75%	0.86%	1.04%	1.18%
Allowance for noncovered loan losses/nonperforming loans	196.66%	222.44%	194.97%	166.64%	160.80%
Allowance for credit losses/nonperforming loans	208.11%	234.57%	205.13%	176.50%	170.16%
CAPITAL & LIQUIDITY
Period-end tangible common equity to assets	8.18%	8.01%	7.86%	7.86%	7.75%
Average equity to assets	10.97%	10.98%	10.91%	10.75%	10.75%
Average equity to total loans (c)	17.46%	17.57%	17.50%	17.40%	17.55%
Average total loans to deposits (c)	79.89%	78.78%	78.74%	79.12%	78.18%
AVERAGE BALANCES
Assets	$14,734,016	$14,558,514	$14,496,937	$14,623,441	$14,610,628
Deposits	11,591,931	11,555,283	11,472,021	11,416,546	11,447,682
Loans, excluding acquired loans (c)	8,121,083	7,857,840	7,677,963	7,520,400	7,298,446
Acquired loans, including covered loans (c)	1,139,568	1,245,246	1,355,086	1,512,123	1,651,559
Earning assets	13,119,473	12,986,988	12,935,184	12,747,868	12,878,105
Shareholders' equity	1,616,569	1,599,187	1,581,009	1,572,061	1,570,411
ENDING BALANCES
Assets	$14,628,843	$14,621,344	$14,670,818	$14,441,702	$14,688,278
Deposits	11,532,426	11,615,841	11,648,165	11,431,609	11,396,121
Loans, excluding acquired loans (c)	8,260,426	8,031,998	7,764,058	7,635,776	7,453,613
Acquired loans, including covered loans (c)	1,099,052	1,187,203	1,306,165	1,404,644	1,604,706
Goodwill	460,044	460,044	460,044	460,044	460,044
Intangible assets	6,817	7,274	7,756	8,239	8,782
Earning assets	13,219,301	13,212,071	13,318,202	13,011,267	12,885,242
Total shareholders' equity	1,624,704	1,600,815	1,584,105	1,565,953	1,570,654
NOTES:

(a) - Net interest income on a fully tax-equivalent ("FTE") basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.

(b) - Covered loans and other real estate from George Washington Savings Bank and Midwest Bank & Trust Company are excluded from the ratio of our allowance for loan and credit losses and NPAs. Nonperforming assets at September 30, 2012 include $10.6 million of loans resulting from consumer loans classified as troubled debt restructurings where the borrower's obligation to the Corporation has been restructured in bankruptcy.
(c) - Excludes loss share receivable of $131.9 million, $152.6 million, $171.1 million, $205.7 million and $220.5 million as of September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively.

FirstMerit Corporation Reports Third Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Consolidated Balance Sheets

(Dollars in thousands)	September 30,	December 31,	September 30,
(Unaudited, except December 31, 2011, which is derived from the audited financial statements)	2012	2011	2011
ASSETS
Cash and due from banks	$201,359	$219,256	$202,886
Interest-bearing deposits in banks	37,058	158,063	116,059
Total cash and cash equivalents	238,417	377,319	318,945
Investment securities
Held-to-maturity	620,631	82,764	92,214
Available-for-sale	2,911,993	3,353,553	3,198,046
Other investments	140,730	140,726	160,793
Loans held for sale	17,540	30,077	39,340
Noncovered loans:
Commercial	5,511,678	5,107,747	5,018,857
Residential mortgage	439,062	413,664	397,309
Installment	1,321,081	1,263,665	1,271,327
Home equity	789,743	743,982	743,377
Credit cards	143,918	146,356	142,710
Leases	110,938	73,530	57,992
Total noncovered loans	8,316,420	7,748,944	7,631,572
Allowance for noncovered loan losses	(98,942)	(107,699)	(109,187)
Net noncovered loans	8,217,478	7,641,245	7,522,385
Covered loans (includes loss share receivable of $131.9 million, $205.7 million and $220.5 million at September 30, 2012, December 31, 2011 and September 30, 2011, respectively)	1,174,929	1,497,140	1,647,218
Allowance for covered loan losses	(43,644)	(36,417)	(34,603)
Net covered loans	1,131,285	1,460,723	1,612,615
Net loans	9,348,763	9,101,968	9,135,000
Premises and equipment, net	182,043	192,949	193,075
Goodwill	460,044	460,044	460,044
Intangible assets	6,817	8,239	8,782
Covered other real estate (includes loss share receivable of $0.1 million, $1.3 million and $3.5 million at September 30, 2012, December 31, 2011 and September 30, 2011, respectively)	56,795	54,505	61,890
Accrued interest receivable and other assets	645,070	639,558	1,020,149
Total assets	$14,628,843	$14,441,702	$14,688,278
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$3,231,500	$3,030,225	$2,971,555
Interest-bearing	1,079,913	1,062,896	967,574
Savings and money market accounts	5,744,103	5,595,409	5,513,472
Certificates and other time deposits	1,476,910	1,743,079	1,943,520
Total deposits	11,532,426	11,431,609	11,396,121
Federal funds purchased and securities sold under agreements to repurchase	963,455	866,265	987,030
Wholesale borrowings	178,083	203,462	248,006
Accrued taxes, expenses, and other liabilities	330,175	374,413	486,467
Total liabilities	13,004,139	12,875,749	13,117,624
Shareholders' equity:
Preferred stock, without par value: authorized and unissued 7,000,000 shares	—	—	—
Preferred stock, Series A, without par value: designated 800,000 shares; none outstanding	—	—	—
Convertible preferred stock, Series B, without par value: designated 220,000 shares; none outstanding	—	—	—
Common stock, without par value; authorized 300,000,000 shares; issued: September 30, 2012, December 31, 2011 and September 30, 2011 - 115,121,731 shares	127,937	127,937	127,937
Capital surplus	473,781	479,882	478,738
Accumulated other comprehensive loss	(13,900)	(23,887)	(4,654)
Retained earnings	1,175,001	1,131,203	1,118,027
Treasury stock, at cost: September 30, 2012 - 5,468,853 shares; December 31, 2011 - 5,870,923 shares; September 30, 2011 -5,874,748 shares	(138,115)	(149,182)	(149,394)
Total shareholders' equity	1,624,704	1,565,953	1,570,654
Total liabilities and shareholders' equity	$14,628,843	$14,441,702	$14,688,278

FirstMerit Corporation Reports Third Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Average Consolidated Balance Sheets
	Quarterly Periods
(Unaudited)	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2012	2012	2012	2011	2011
ASSETS
Cash and due from banks	$440,231	$410,533	$378,736	$621,899	$517,150
Investment securities:
Held-to-maturity	337,685	127,769	90,664	89,166	85,664
Available-for-sale	3,215,203	3,429,411	3,459,439	3,231,195	3,429,631
Other investments	140,736	140,744	140,719	160,147	160,799
Loans held for sale	23,631	22,731	26,483	24,215	24,524
Noncovered loans:
Commercial	5,443,712	5,274,352	5,143,087	5,049,479	4,876,034
Residential mortgage	437,123	431,752	421,648	405,329	399,228
Installment	1,293,054	1,263,013	1,261,122	1,267,952	1,264,868
Home equity	779,087	750,859	738,154	744,326	741,497
Credit card	143,948	142,311	143,794	145,560	144,796
Leases	88,583	78,862	73,644	61,267	56,909
Total noncovered loans	8,185,507	7,941,149	7,781,449	7,673,913	7,483,332
Covered loans and loss share receivable	1,216,711	1,325,184	1,436,430	1,569,232	1,694,155
Total loans	9,402,218	9,266,333	9,217,879	9,243,145	9,177,487
Less: allowance for loan losses	145,061	143,565	142,628	141,360	138,441
Net loans	9,257,157	9,122,768	9,075,251	9,101,785	9,039,046
Total earning assets	13,119,473	12,986,988	12,935,184	12,747,868	12,878,105
Premises and equipment, net	184,544	187,181	190,669	193,219	192,218
Accrued interest receivable and other assets	1,134,829	1,117,377	1,134,976	1,201,815	1,161,596
TOTAL ASSETS	$14,734,016	$14,558,514	$14,496,937	$14,623,441	$14,610,628
LIABILITIES
Deposits:
Noninterest-bearing	$3,236,703	$3,144,183	$3,036,590	$3,013,543	$2,988,521
Interest-bearing	1,080,841	1,060,771	1,066,132	991,456	913,252
Savings and money market accounts	5,746,210	5,732,007	5,675,052	5,569,213	5,446,351
Certificates and other time deposits	1,528,177	1,618,322	1,694,247	1,842,334	2,099,558
Total deposits	11,591,931	11,555,283	11,472,021	11,416,546	11,447,682
Federal funds purchased and securities sold under agreements to repurchase	1,032,401	920,352	887,715	999,639	969,020
Wholesale borrowings	178,022	177,987	184,659	225,116	320,691
Total funds	12,802,354	12,653,622	12,544,395	12,641,301	12,737,393
Accrued taxes, expenses and other liabilities	315,093	305,705	371,533	410,079	302,824
Total liabilities	13,117,447	12,959,327	12,915,928	13,051,380	13,040,217
SHAREHOLDERS' EQUITY
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	472,820	473,650	481,856	479,257	477,864
Accumulated other comprehensive loss	(14,627)	(18,363)	(19,862)	(15,198)	(2,211)
Retained earnings	1,168,649	1,156,324	1,140,953	1,129,392	1,116,207
Treasury stock	(138,210)	(140,361)	(149,875)	(149,327)	(149,386)
Total shareholders' equity	1,616,569	1,599,187	1,581,009	1,572,061	1,570,411
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$14,734,016	$14,558,514	$14,496,937	$14,623,441	$14,610,628

FirstMerit Corporation Reports Third Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBIDARIES
Average Consolidated Balance Sheets
Fully Tax-equivalent Interest Rates and Interest Differential

	Three months ended			Three months ended			Three months ended
	September 30, 2012			June 30, 2012			September 30, 2011
(Unaudited)	Average		Average	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Cash and due from banks	$440,231			$410,533			$517,150
Investment securities and federal funds sold:
U.S. Treasury securities and U.S. Government agency obligations (taxable)	2,688,658	$17,981	2.66%	2,823,055	$19,028	2.71%	2,974,656	$19,864	2.65%
Obligations of states and political subdivisions (tax exempt)	660,143	6,332	3.82%	482,475	6,254	5.21%	385,055	5,275	5.44%
Other securities and federal funds sold	344,823	2,652	3.06%	392,394	2,756	2.82%	316,383	2,084	2.61%
Total investment securities and federal funds sold	3,693,624	26,965	2.90%	3,697,924	28,038	3.05%	3,676,094	27,223	2.94%
Loans held for sale	23,631	240	4.04%	22,731	238	4.21%	24,524	284	4.59%
Loans, including loss share receivable	9,402,218	103,128	4.36%	9,266,333	103,245	4.48%	9,177,487	108,444	4.69%
Total earning assets	13,119,473	130,333	3.95%	12,986,988	131,521	4.07%	12,878,105	135,951	4.19%
Allowance for loan losses	(145,061)			(143,565)			(138,441)
Other assets	1,319,373			1,304,558			1,353,814
Total assets	$14,734,016			$14,558,514			$14,610,628
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$3,236,703	—	—%	$3,144,183	—	—%	$2,988,521	—	—%
Interest-bearing	1,080,841	243	0.09%	1,060,771	236	0.09%	913,252	218	0.09%
Savings and money market accounts	5,746,210	5,166	0.36%	5,732,007	5,033	0.35%	5,446,351	6,929	0.50%
Certificates and other time deposits	1,528,177	2,743	0.71%	1,618,322	3,169	0.79%	2,099,558	4,370	0.83%
Total deposits	11,591,931	8,152	0.28%	11,555,283	8,438	0.29%	11,447,682	11,517	0.40%
Securities sold under agreements to repurchase	1,032,401	310	0.12%	920,352	276	0.12%	969,020	977	0.40%
Wholesale borrowings	178,022	1,130	2.53%	177,987	1,118	2.53%	320,691	1,669	2.06%
Total interest bearing liabilities	9,565,651	9,592	0.40%	9,509,439	9,832	0.42%	9,748,872	14,163	0.58%
Other liabilities	315,093			305,705			302,824
Shareholders' equity	1,616,569			1,599,187			1,570,411
Total liabilities and shareholders' equity	$14,734,016			$14,558,514			$14,610,628
Net yield on earning assets	$13,119,473	$120,741	3.66%	$12,986,988	$121,689	3.77%	$12,878,105	$121,788	3.75%
Interest rate spread			3.55%			3.66%			3.61%

Note: Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis.
Nonaccrual loans have been included in the average balances.

FirstMerit Corporation Reports Third Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDARIES
Average Consolidated Balance Sheets
Fully Tax-equivalent Interest Rates and Interest Differential

	Nine Months Ended			Nine Months Ended
	September 30, 2012			September 30, 2011
(Unaudited)	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Cash and due from banks	$409,944			$541,992
Investment securities and federal funds sold:
U.S. Treasury securities and U.S. Government agency obligations (taxable)	2,797,521	$56,688	2.71%	2,906,269	$59,174	2.72%
Obligations of states and political subdivisions (tax exempt)	526,962	18,450	4.68%	370,553	15,709	5.67%
Other securities and federal funds sold	369,639	8,146	2.94%	296,976	6,436	2.90%
Total investment securities and federal funds sold	3,694,122	83,284	3.01%	3,573,798	81,319	3.04%
Loans held for sale	24,279	761	4.19%	21,877	779	4.76%
Loans, including loss share receivable	9,295,866	309,530	4.45%	9,126,596	330,965	4.85%
Total earning assets	13,014,267	393,575	4.04%	12,722,271	413,063	4.34%
Allowance for loan losses	(143,756)			(138,758)
Other assets	1,316,071			1,326,045
Total assets	$14,596,526			$14,451,550
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$3,139,515	—	—%	$2,954,172	—	—%
Interest-bearing	1,069,290	726	0.09%	859,903	579	0.09%
Savings and money market accounts	5,717,860	15,302	0.36%	5,236,540	22,172	0.57%
Certificates and other time deposits	1,613,270	9,436	0.78%	2,360,522	16,803	0.95%
Total deposits	11,539,935	25,464	0.29%	11,411,137	39,554	0.46%
Securities sold under agreements to repurchase	947,135	854	0.12%	900,920	2,832	0.42%
Wholesale borrowings	180,215	3,399	2.52%	323,678	4,963	2.05%
Total interest bearing liabilities	9,527,770	29,717	0.42%	9,681,563	47,349	0.65%
Other liabilities	330,254			275,452
Shareholders' equity	1,598,987			1,540,363
Total liabilities and shareholders' equity	$14,596,526			$14,451,550
Net yield on earning assets	$13,014,267	$363,858	3.73%	$12,722,271	$365,714	3.84%
Interest rate spread			3.62%			3.69%

Note: Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis.
Nonaccrual loans have been included in the average balances.

FirstMerit Corporation Reports Third Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income

(Unaudited)	Quarters ended		Nine Months Ended
(Dollars in thousands except per share data)	September 30,		September 30,
	2012	2011	2012	2011
Interest income:
Loans and loans held for sale	$103,005	$108,417	$309,213	$330,877
Investment securities
Taxable	20,633	21,949	64,834	65,610
Tax-exempt	3,844	3,189	11,270	9,521
Total investment securities interest	24,477	25,138	76,104	75,131
Total interest income	127,482	133,555	385,317	406,008
Interest expense:
Deposits:
Interest-bearing	243	218	726	579
Savings and money market accounts	5,166	6,929	15,302	22,172
Certificates and other time deposits	2,743	4,370	9,436	16,803
Securities sold under agreements to repurchase	310	977	854	2,832
Wholesale borrowings	1,130	1,669	3,399	4,963
Total interest expense	9,592	14,163	29,717	47,349
Net interest income	117,890	119,392	355,600	358,659
Provision for noncovered loan losses	9,965	14,604	26,860	41,760
Provision for covered loan losses	6,214	4,768	15,576	17,580
Net interest income after provision for loan losses	101,711	100,020	313,164	299,319
Other income:
Trust department income	6,124	5,607	17,481	16,983
Service charges on deposits	14,603	17,838	43,490	48,460
Credit card fees	11,006	13,640	32,402	39,357
ATM and other service fees	3,680	3,801	11,360	9,781
Bank owned life insurance income	3,094	3,182	9,073	11,439
Investment services and insurance	2,208	1,965	6,843	6,384
Investment securities gains, net	553	4,402	1,361	5,291
Loan sales and servicing income	7,255	3,426	19,085	9,102
Other operating income	6,402	6,911	20,857	18,222
Total other income	54,925	60,772	161,952	165,019
Other expenses:
Salaries, wages, pension and employee benefits	58,061	61,232	183,632	177,815
Net occupancy expense	8,077	8,464	24,640	25,144
Equipment expense	7,143	7,073	21,845	20,725
Stationery, supplies and postage	2,210	2,517	6,638	7,972
Bankcard, loan processing and other costs	8,424	8,449	24,935	24,278
Professional services	4,702	5,732	17,361	17,466
Amortization of intangibles	456	543	1,422	1,629
FDIC insurance expense	1,832	3,240	9,015	12,187
Other operating expense	17,682	18,707	51,944	53,254
Total other expenses	108,587	115,957	341,432	340,470
Income before income tax expense	48,049	44,835	133,684	123,868
Income tax expense	13,096	13,098	37,802	34,808
Net income	$34,953	$31,737	$95,882	$89,060
Other comprehensive income, net of taxes
Changes in unrealized securities' holding gains and losses	$4,884	$7,353	$10,872	$24,889
Reclassification for realized securities' gains	(359)	(2,862)	(885)	(3,440)
Total other comprehensive gain, net of taxes	4,525	4,491	9,987	21,449
Comprehensive income	$39,478	$36,228	$105,869	$110,509
Net income applicable to common shares	$34,953	$31,737	$95,882	$89,060
Net income used in diluted EPS calculation	$34,953	$31,737	$95,882	$89,060
Weighted average number of common shares outstanding - basic	109,645	109,245	109,473	109,052
Weighted average number of common shares outstanding - diluted	109,645	109,246	109,473	109,053
Basic earnings per common share	$0.32	$0.29	$0.88	$0.82
Diluted earnings per common share	$0.32	$0.29	$0.88	$0.82
Dividend per common share	$0.16	$0.16	$0.48	$0.48

FirstMerit Corporation Reports Third Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income---linked quarters

	Quarterly Results
(Unaudited)	2012	2012	2012	2011	2011
(Dollars in thousands, except share data)	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr
Loans and loans held for sale	$103,005	$103,126	$103,082	$107,516	$108,417
Investment securities	24,477	25,629	25,998	24,732	25,138
Total interest income	127,482	128,755	129,080	132,248	133,555
Interest on deposits:
Interest-bearing	243	236	247	237	218
Savings and money market accounts	5,166	5,033	5,103	5,998	6,929
Certificates and other time deposits	2,743	3,169	3,524	3,201	4,370
Securities sold under agreements to repurchase	310	276	268	512	977
Wholesale borrowings	1,130	1,118	1,151	1,334	1,669
Total interest expense	9,592	9,832	10,293	11,282	14,163
Net interest income	117,890	118,923	118,787	120,966	119,392
Provision for noncovered loan losses	9,965	8,766	8,129	12,275	14,604
Provision for covered loan losses	6,214	3,430	5,932	2,773	4,768
Net interest income after provision for loan losses	101,711	106,727	104,726	105,918	100,020
Other income:
Trust department income	6,124	5,730	5,627	5,413	5,607
Service charges on deposits	14,603	14,478	14,409	15,622	17,838
Credit card fees	11,006	11,216	10,180	10,182	13,640
ATM and other service fees	3,680	3,890	3,790	3,920	3,801
Bank owned life insurance income	3,094	2,923	3,056	3,381	3,182
Investment services and insurance	2,208	2,388	2,247	1,844	1,965
Investment securities gains, net	553	548	260	5,790	4,402
Loan sales and servicing income	7,255	5,139	6,691	5,102	3,426
Other operating income	6,402	8,989	5,466	8,483	6,911
Total other income	54,925	55,301	51,726	59,737	60,772
Other expenses:
Salaries, wages, pension and employee benefits	58,061	61,598	63,973	62,546	61,232
Net occupancy expense	8,077	7,971	8,592	7,270	8,464
Equipment expense	7,143	7,598	7,104	7,234	7,073
Stationery, supplies and postage	2,210	2,285	2,143	2,719	2,517
Bankcard, loan processing and other costs	8,424	8,858	7,653	7,948	8,449
Professional services	4,702	9,307	3,352	5,763	5,732
Amortization of intangibles	456	483	483	543	543
FDIC insurance expense	1,832	3,463	3,720	5,119	3,240
Other operating expense	17,682	17,514	16,748	24,732	18,707
Total other expenses	108,587	119,077	113,768	123,874	115,957
Income before income tax expense	48,049	42,951	42,684	41,781	44,835
Income taxes	13,096	12,366	12,340	11,285	13,098
Net income	34,953	30,585	30,344	30,496	31,737
Other comprehensive income (loss), net of taxes	4,525	3,747	1,715	(19,233)	4,491
Comprehensive income	$39,478	$34,332	$32,059	$11,263	$36,228
Net income applicable to common shares	$34,953	$30,585	$30,344	$30,496	$31,737
Net income used in diluted EPS calculation	$34,953	$30,585	$30,344	$30,496	$31,737
Weighted average common shares - basic	109,645	109,562	109,211	109,249	109,245
Weighted average common shares - diluted	109,645	109,562	109,211	109,249	109,246
Basic earnings per common share	$0.32	$0.28	$0.28	$0.28	$0.29
Diluted earnings per common share	$0.32	$0.28	$0.28	$0.28	$0.29

FirstMerit Corporation Reports Third Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Asset Quality Information (excluding Noncovered Assets)

(Unaudited, except December 31, 2011 annual period which is derived from the audited financial statements)
(Dollars in thousands, except ratios)
	Quarterly Periods					Annual Period
	September 30,	June 30,	March 31,	December 31,	September 30,	December 31,
Allowance for Credit Losses	2012	2012	2012	2011	2011	2011
Allowance for noncovered loan losses, beginning of period	$103,849	$103,849	$107,699	$109,187	$109,187	$114,690
Provision for noncovered loan losses	9,965	8,766	8,129	12,275	14,604	54,035
Charge-offs	20,999	15,014	17,417	18,984	20,014	82,768
Recoveries	6,127	6,248	5,438	5,221	5,410	21,742
Net charge-offs	14,872	8,766	11,979	13,763	14,604	61,026
Allowance for noncovered loan losses, end of period	$98,942	$103,849	$103,849	$107,699	$109,187	$107,699
Reserve for unfunded lending commitments, beginning of period	$5,666	$5,410	$6,373	$6,360	$5,799	$8,849
Provision for/(relief of) credit losses	94	256	(963)	13	561	(2,476)
Reserve for unfunded lending commitments, end of period	$5,760	$5,666	$5,410	$6,373	$6,360	$6,373
Allowance for Credit Losses	$104,702	$109,515	$109,259	$114,072	$115,547	$114,072
Ratios (a)
Provision for noncovered loan losses as a % of average loans	0.48%	0.44%	0.42%	0.63%	0.77%	0.73%
Net charge-offs as a % of average loans	0.72%	0.44%	0.62%	0.71%	0.77%	0.82%
Allowance for noncovered loan losses as a % of period-end loans	1.19%	1.28%	1.32%	1.39%	1.43%	1.39%
Allowance for credit losses as a % of period-end loans	1.26%	1.35%	1.39%	1.47%	1.51%	1.47%
Allowance for noncovered loan losses as a % of nonperforming loans	196.66%	222.44%	194.97%	166.64%	160.80%	166.64%
Allowance for credit losses as a % of nonperforming loans	208.11%	234.57%	205.13%	176.50%	170.16%	176.50%
Asset Quality (a)
Impaired noncovered loans:
Nonaccrual	$31,492	$38,381	$44,546	$55,815	$59,932	$55,815
Other nonperforming loans:
Nonaccrual (b)	18,819	8,306	8,717	8,816	7,971	8,816
Total nonperforming loans	50,311	46,687	53,263	64,631	67,903	64,631
Other real estate ("ORE")	13,744	14,393	14,670	16,463	22,172	16,463
Total nonperforming assets ("NPAs")	$64,055	$61,080	$67,933	$81,094	$90,075	$81,094
NPAs as % of period-end noncovered loans + ORE	0.77%	0.75%	0.86%	1.04%	1.18%	1.04%
Noncovered loans past due 90 days or more & accruing interest	$9,691	$6,545	$9,261	$11,376	$4,403	$11,376

(a) Excludes covered loans and related loss share receivable with a period end balance of $1.2 billion, $1.3 billion, $1.4 billion, $1.5 billion and $1.6 billion and covered ORE and related loss share receivable with a period end balance of $56.8 million, $54.5 million, $56.4 million, $54.5 million and $61.9 million at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively.

(b) At September 30, 2012, included are $10.6 million of consumer loans classified as troubled debt restructurings where the borrower's obligation to the Corporation has been restructured in bankruptcy.

FirstMerit Corporation Reports Third Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Noninterest Income and Noninterest Expense Detail

(Unaudited)
(Dollars in thousands)
	2012	2012	2012	2011	2011
QUARTERLY OTHER INCOME DETAIL	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr
Trust department income	$6,124	$5,730	$5,627	$5,413	$5,607
Service charges on deposits	14,603	14,478	14,409	15,622	17,838
Credit card fees	11,006	11,216	10,180	10,182	13,640
ATM and other service fees	3,680	3,890	3,790	3,920	3,801
Bank owned life insurance income	3,094	2,923	3,056	3,381	3,182
Investment services and insurance	2,208	2,388	2,247	1,844	1,965
Investment securities gains, net	553	548	260	5,790	4,402
Loan sales and servicing income	7,255	5,139	6,691	5,102	3,426
Other operating income	6,402	8,989	5,466	8,483	6,911
Total Other Income	$54,925	$55,301	$51,726	$59,737	$60,772
	2012	2012	2012	2011	2011
QUARTERLY OTHER EXPENSES DETAIL	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr
Salaries, wages, pension and employee benefits	$58,061	$61,598	$63,973	$62,546	$61,232
Net occupancy expense	8,077	7,971	8,592	7,270	8,464
Equipment expense	7,143	7,598	7,104	7,234	7,073
Taxes, other than income taxes	2,051	2,020	1,955	1,389	1,507
Stationery, supplies and postage	2,210	2,285	2,143	2,719	2,517
Bankcard, loan processing and other costs	8,424	8,858	7,653	7,948	8,449
Advertising	2,472	2,280	1,684	2,275	2,391
Professional services	4,702	9,307	3,352	5,763	5,732
Telephone	1,316	1,379	1,398	1,525	1,570
Amortization of intangibles	456	483	483	543	543
FDIC insurance expense	1,832	3,463	3,720	5,119	3,240
Other operating expense	11,843	11,835	11,711	19,543	13,239
Total Other Expenses	$108,587	$119,077	$113,768	$123,874	$115,957

FirstMerit Corporation Reports Third Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Allowance for Noncovered Loan Losses - Net Charge-off Detail

(Unaudited)	Quarters ended		Nine Months Ended		Year ended
(Dollars in thousands)	September 30,		September 30,		December 31,
	2012	2011	2012	2011	2011
Allowance for noncovered loan losses - beginning of period	$103,849	$109,187	$107,699	$114,690	$114,690
Loans charged off:
Commercial	9,627	8,382	23,567	24,525	31,943
Residential mortgage	1,691	771	3,431	3,786	4,819
Installment	5,507	5,911	14,441	20,204	25,839
Home equity	2,319	1,929	6,108	6,200	8,691
Credit cards	1,390	1,520	4,618	6,135	7,846
Leases	—	651	—	778	778
Overdrafts	465	850	1,265	2,156	2,852
Total	20,999	20,014	53,430	63,784	82,768
Recoveries:
Commercial	1,649	717	4,309	1,853	2,703
Residential mortgage	100	74	191	192	221
Installment	2,870	3,361	9,054	10,749	13,639
Home equity	856	466	2,094	1,255	1,985
Credit cards	488	585	1,583	1,789	2,264
Manufactured housing	13	14	50	63	119
Leases	—	1	38	35	37
Overdrafts	151	192	494	585	774
Total	6,127	5,410	17,813	16,521	21,742
Net charge-offs	14,872	14,604	35,617	47,263	61,026
Provision for noncovered loan losses	9,965	14,604	26,860	41,760	54,035
Allowance for noncovered loan losses - end of period	$98,942	$109,187	$98,942	$109,187	$107,699

Average noncovered loans (a)	$8,185,507	$7,483,332	$7,970,157	$7,320,380	$7,409,502
Ratio to average noncovered loans (a):
(Annualized) noncovered net charge-offs	0.72%	0.77%	0.60%	0.86%	0.82%
Provision for noncovered loan losses	0.48%	0.77%	0.45%	0.76%	0.73%
Noncovered Loans, period-end	$8,260,426	$7,631,572	$8,260,426	$7,631,572	$7,748,944

Allowance for credit losses (a):	$104,702	$115,547	$104,702	$115,547	$114,072
As a multiple of (annualized) net charge-offs	1.77	1.99	2.20	1.83	1.87
Allowance for noncovered loan losses (a):
As a percent of period-end noncovered loans	1.19%	1.43%	1.19%	1.43%	1.39%
As a multiple of (annualized) net noncovered charge-offs	1.67	1.88	2.08	1.73	1.76
(a) Excludes covered loans and loss share receivable.